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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in this Registration Statement on Form F-4 of SR Telecom Inc. of our report dated February 6, 2003 relating to the financial statements of Netro Corporation, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

San Jose, California
July 31, 2003